                                                                   EXHIBIT 10(b)

                       TRI-COUNTY FINANCIAL CORPORATION
               1995 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


     1.  Purpose of the Plan.

     The purpose of this Tri-County Financial Corporation 1995 Stock Option Plan for Non-Employee Directors (the "Plan") is to advance the interests of the Company through providing Directors of the Company and its Affiliates with the opportunity to acquire Shares. By encouraging such stock ownership, the Company seeks to attract, retain, and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to Directors to promote the success of the business.

     2.  Definitions.

     As used herein, the following definitions shall apply.

     (a) "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Section 424(e) and
(f), respectively, of the Code.

     (b) "Agreement" shall mean a written agreement entered into in accordance with Paragraph 5(c).

     (c) "Board" shall mean the Board of Directors of the Company.

     (d) "Change in Control" shall mean the acquisition of the beneficial ownership (as that term is defined in Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended) of 25% or more of the voting securities of the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934). For purposes of this subparagraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Board as to whether a change in control has occurred shall be conclusive and binding.

     (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (f) "Common Stock" shall mean the common stock, par value $.01 per share, of the Company.

     (g) "Company" shall mean Tri-County Financial Corporation.

     (h) "Continuous Service" shall mean the absence of any interruption or termination of service as a Director of the Company or an Affiliate. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations of the Company or between the Company, an Affiliate or a successor.

     (i) "Director" shall mean any member of the Board or of the Board of Directors of an Affiliate, including advisory director Gough.

     (j) "Effective Date" shall mean the date specified in Paragraph 13 hereof.

     (k) "Employee" shall mean any person employed on a full-time basis by the Company or an Affiliate.

     (l) "Exercise Price" shall mean the price per Optioned Share at which an Option may be exercised.

     (m) "Market Value" shall mean the fair market value of the Common Stock, as determined under Paragraph 7(b) hereof.

     (n) "Option" means an option to purchase Common Stock which meets the requirements set forth in the Plan. Such Options shall not constitute "incentive stock options" within the meaning of Section 422 of the Code.

     (o) "Optioned Shares" shall mean Shares subject to an Option granted pursuant to this Plan.

     (p) "Participant" shall mean any person who receives an Option pursuant to the Plan.

     (q) "Plan" shall mean this Tri-County Financial Corporation 1995 Stock Option Plan for Non-Employee Directors.

     (r) "Share" shall mean one share of Common Stock.

     3.  Term of the Plan and Options.

     (a) Term of the Plan. The Plan shall continue in effect for a term of five years from the Effective Date, unless sooner terminated pursuant to Paragraph 14 hereof. No Option shall be granted under the Plan after five years from the Effective Date.

     (b) Term of Options. The term of each Option granted under the Plan shall be 10 years.

     4.  Shares Subject to the Plan.

     Except as otherwise required by the provisions of Paragraph 10 hereof, the aggregate number of Shares deliverable pursuant to Options shall not exceed 7,000 Shares. Such Shares may either be authorized but unissued Shares or Shares held in treasury. If Options should expire, become unexercisable or be forfeited for any reason without having been exercised or become vested in full, the Optioned Shares shall, unless the Plan shall have been terminated, be available for the grant of additional Options under the Plan.

     5.  Administration of the Plan.

     (a) General Rule. The Plan shall be administered by the Board, provided that the Board may appoint a committee of Directors to make any determinations required pursuant to the Plan.

     (b) Powers. Except as limited by the express provisions of the Plan, the Board shall have sole and complete authority and discretion (i) to determine the form and content of Options to be issued in the form of Agreements under the Plan, (ii) to interpret the Plan, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, and (iv) to make other determinations necessary or advisable for the administration of the Plan.

     (c) Agreement. Each Option shall be evidenced by a written agreement containing such provisions as may be approved by the Board. Each such Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of such Agreement, shall be bound by the
terms and restrictions of the Plan and of such Agreement.   The terms of each
such Agreement shall be in accordance with the Plan. In particular, the Board shall set forth in each Agreement (i) the Exercise Price of an Option, (ii) the number of Shares subject to, and the expiration date of, the Option, (iii) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Option, and (iv) the restrictions, if any, to be placed upon such Option, or upon Shares which may be issued upon exercise of such Option.

     The President of the Company and such Directors as shall be designated by the Board are hereby authorized to execute Agreements on behalf of the Company, and to cause them to be delivered to the recipients of Options.

     (d) Effect of the Board's Decisions. All decisions, determinations and interpretations of the Board shall be final and conclusive on all persons affected thereby.

     (e) Indemnification. In addition to such other rights of indemnification as they may have, the members of the Board shall be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any Option, granted hereunder to the full extent provided for under the Company's governing instruments with respect to the indemnification of Directors.

     (f) Certain Mandatory Abstentions. Notwithstanding anything herein to the contrary, no Director shall have any vote with regard to any Option previously granted to himself or herself.

     6.  Grant of Options.

     Each Director who is not an Employee but is a Director on the Effective Date shall receive, on said date, an Option to purchase 1,400 Shares at an Exercise Price per Share equal to its Market Value on the Effective Date.

     7.  Exercise Price for Options.

     (a) General Rule. The Exercise Price as to any particular Option shall be the Market Value of the Optioned Shares on the date of grant, as determined by the Board.

     (b) Standards for Determining Exercise Price. If the Common Stock is listed on a national securities exchange (including the NASDAQ National Market System) on the date in question, then the Market Value per Share shall be the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the Exercise Price shall be the mean between the bid and asked price on such date. If the Common Stock is traded otherwise than on a national securities exchange on the date in question, then the Market Value per Share shall be the mean between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the Market Value per Share shall be its fair market value as determined by the Board, in its sole and absolute discretion.

     8.  Exercise of Options.

     (a) Generally. Each Option shall be fully (100%) exercisable immediately upon the date of its grant.

     (b) Procedure for Exercise.  Options may be exercised from time to time by
(i) written notice of intent to exercise the Option with respect to all or a specified number of the Optioned Shares, and (ii) payment to the Company (contemporaneously with the delivery of such notice), in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the Exercise Price for the number of the Optioned Shares with respect to which the Option is then being exercised. Each such notice and payment shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Treasurer of the Company at the Company's executive offices. A Director who exercises Options may satisfy all applicable federal, state and local income and employment tax withholding obligations, in whole or in part, by irrevocably electing to have the Company withhold shares of Common Stock, or to deliver to the Company shares of Common Stock that he already owns, having a value equal to the amount required to be withheld.

     (c) Exercisability. Options granted under this Paragraph may be exercised only while the Participant is a Director of the Company, or within one year after termination of the Participant's Continuous Service as a Director, but in no event later than the date on which such Options would otherwise expire. In the event of such Director's death during the term of his directorship, Options granted under this Paragraph may be exercised within one year from the date of his death by the personal representatives of his estate or person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution, but in no event later than the date on which such Options would otherwise expire.

     9.  Change in Control

     At the time of a Change in Control, each holder of an Option shall be entitled to receive cash from the Company in an amount equal to the excess of the Market Value of the Common Stock subject to the Option over the Exercise Price of the Optioned Shares, in exchange for the cancellation of such Option.

     10.  Effect of Changes in Common Stock Subject to the Plan.

     (a) Recapitalizations; Stock Splits, Etc. The number and kind of shares reserved for issuance under the Plan, and the number and kind of shares subject to outstanding Options (and the Exercise Price thereof) shall be proportionately adjusted for any increase, decrease, change or exchange of Shares for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company.

     (b) Transactions in which the Company is Not the Surviving Entity. Subject to Paragraph 9 hereof, in the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Options shall be surrendered. With respect to each Option so surrendered, the holder of the surrendered Option may elect to receive --

          (1) for each Share then subject to an outstanding Option the number and kind of shares into which each outstanding Share (other than Shares held by dissenting stockholders) is changed or exchanged, together with an appropriate adjustment to the Exercise Price; or

          (2) a cash payment (from the Company or the successor corporation), in an amount equal to the Market Value of the Shares subject to the Option on the date of the Transaction, less the Exercise Price of the Option.

     (c) Conditions and Restrictions on New, Additional, or Different Shares or Securities. If, by reason of any adjustment made pursuant to this Paragraph, a Participant becomes entitled to new, additional, or different shares of stock or securities, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the Shares pursuant to the Option before the adjustment was made.

     (d) Other Issuances. Except as expressly provided in this Paragraph, the issuance by the Company or an Affiliate of shares of stock of any class, or of securities convertible into Shares or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number, class, or Exercise Price of Shares then subject to Options or reserved for issuance under the Plan.

     11.  Non-Transferability of Options.

     Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

     12.  Time of Granting Options.

     The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Participant to whom an Option is so granted within a reasonable time after the date of such grant.

     13.  Effective Date.

     The Plan shall become effective immediately upon its approval by the Board.

     14.  Amendment and Termination of the Plan.

     The Board may from time to time amend the terms of the Plan and, with respect to any Shares at the time not subject to Options, suspend or terminate the Plan; provided that no provision hereof may be amended more than once every six months (other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder). No amendment, suspension or termination of the Plan shall, without the consent of any affected holders of an Option, alter or impair any rights or obligations under any Option theretofore granted.

     15.  Conditions Upon Issuance of Shares.

     (a) Compliance with Securities Laws. Shares of Common Stock shall not be issued with respect to any Option unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the Shares may then be listed.

     (b) Special Circumstances. The inability of the Company to obtain approval from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares. As a condition to the exercise of an Option, the Company may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

     16.  Reservation of Shares.

     The Company, during the term of the Plan, will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

     17.  Withholding Tax.

     The Company's obligation to deliver Shares upon exercise of Options shall be subject to the Participant's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. Each Participant may satisfy the obligation, in whole or in part, by irrevocably electing to have the Company withhold Shares, or to deliver to the Company Shares that he already owns, having a value equal to the amount required to be withheld. The value of Shares to be withheld, or delivered to the Company, shall be based on the Market Value of the Shares on the date the amount of tax to be withheld is to be determined. As an alternative, the Company may retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

     18.  No Employment or Other Rights.

     In no event shall a Director's eligibility to participate or participation in the Plan create or be deemed to create any legal or equitable right of the Director, or any other party to continue service with the Company or any Affiliate. No Director shall have a right to be granted an Option or, having received an Option, the right to again be granted an Option. However, a Director who has been granted an Option may, if otherwise eligible, be granted an additional Option or Options.

     19.  Governing Law.

     The Plan shall be governed by and construed in accordance with the laws of the State of Maryland, except to the extent that federal law shall be deemed to apply.

                       TRI-COUNTY FINANCIAL CORPORATION
               1995 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

                             _____________________

                                1998 Amendment
                             _____________________


     WHEREAS, Tri-County Financial Corporation (the "Company") maintains the Tri-County Financial Corporation 1995 Stock Option Plan for Non-Employee Directors (the "Plan"); and

     WHEREAS, the Company has determined that said Plan should be amended to increase the number of shares reserved for future awards.

     NOW, THEREFORE, pursuant to Paragraph 14 of the Plan, the Plan is hereby amended as follows, effective immediately:

     1. Paragraph 4 of the Plan shall be amended by inserting the following sentence immediately after its first sentence:

          The number of shares reserved under the Plan shall be increased by 10,000 Shares.

     2. Nothing contained herein shall be held to alter, vary or affect any of the terms, provisions, or conditions of the Plan or any Option entered into thereunder, other than as stated above.

     WHEREFORE, on this 30th day of October, 1998, the Company hereby executes this 1998 Amendment to the Plan.

                                        TRI-COUNTY FINANCIAL CORPORATION


                                        By
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                                           Its
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Date                                    Attest:
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